AEGON/TRANSAMERICA SERIES FUND, INC.

RESULTS OF SHAREHOLDER PROXY (unaudited)

Section 270.30d-1 under the Investment Company Act of 1940, as amended, titled, "Reports to Stockholders of Management Companies," requires regulated investment companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, AEGON/Transamerica Series Fund, Inc. solicited a vote by the shareholders for:

At a special meeting of shareholders held on April 16, 2003, the results of the Proposal were as follows:

Value Line Aggressive Growth

Proposal 1:Approval of an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of Value Line Aggressive Growth (the "Acquired Fund") by Alger Aggressive Growth (the "Acquiring Fund") solely in exchange for shares of Acquiring Fund, followed by the complete liquidation of Acquired Fund.

	For			Against		Abstain

	91.46%			4.60%		3.94


AEGON/TRANSAMERICA SERIES FUND, INC.

RESULTS OF SHAREHOLDER PROXY (unaudited)

Section 270.30d-1 under the Investment Company Act of 1940, as amended, titled, "Reports to Stockholders of Management Companies," requires regulated investment companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, AEGON/Transamerica Series Fund, Inc. solicited a vote by the shareholders for:

At a special meeting of shareholders held on April 16, 2003, the results of the Proposal were as follows:

Gabelli Global Growth

Proposal 1:Approval of an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of Gabelli Global Growth (the "Acquired Fund") by American Century International (the "Acquiring Fund") solely in exchange for shares of Acquiring Fund,followed by the complete liquidation of Acquired Fund.

	For			Against		Abstain

	81.65%			11.66%		6.69%


AEGON/TRANSAMERICA SERIES FUND, INC.

RESULTS OF SHAREHOLDER PROXY (unaudited)

Section 270.30d-1 under the Investment Company Act of 1940, as amended, titled, "Reports to Stockholders of Management Companies," requires regulated investment companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, AEGON/Transamerica Series Fund, Inc. solicited a vote by the shareholders for:

At a special meeting of shareholders held on April 16, 2003, the results of the Proposal were as follows:

T. Rowe Price Dividend Growth

Proposal 1:Approval of an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of T. Rowe Price Dividend Growth (the "Acquired Fund") by T.
Rowe Price Equity Income (the "Acquiring Fund"), solely in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund.

	For			Against		Abstain

	93.02%			2.32%		4.66%


AEGON/TRANSAMERICA SERIES FUND, INC.

RESULTS OF SHAREHOLDER PROXY (unaudited)

Section 270.30d-1 under the Investment Company Act of 1940, as amended, titled, "Reports to Stockholders of Management Companies," requires regulated investment companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, AEGON/Transamerica Series Fund, Inc. solicited a vote by the shareholders for:

At a special meeting of shareholders held on April 16, 2003, the results of the Proposal were as follows:

LKCM Capital Growth

At a special meeting of shareholders held on April 16, 2003, the results of the Proposal were as follows:

Proposal 1:Approval of an Agreement and Plan of Reorganization Providing for the acquisition of all of the assets and liabilities of LKCM Capital Growth (the "Acquired Fund") by Transamerica Equity (the "Acquiring Fund") solely in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund.

	For			Against		Abstain

	85.66%			2.46%		11.88%


AEGON/TRANSAMERICA SERIES FUND, INC.

RESULTS OF SHAREHOLDER PROXY (unaudited)

Section 270.30d-1 under the Investment Company Act of 1940, as amended, titled, "Reports to Stockholders of Management Companies," requires regulated investment companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, AEGON/Transamerica Series Fund, Inc. solicited a vote by the shareholders for:

At a special meeting of shareholders held on April 16, 2003, the results of the Proposal were as follows:

Van Kampen Money Market

Proposal 1:Approval of an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of Van Kampen Money Market (the "Acquired Fund") by Transamerica Money Market (the "Acquiring Fund") solely in exchange for shares of Acquired Fund, followed by the complete liquidation of Acquired Fund.

	For			Against		Abstain

	90.56%			3.07%		6.37%

AEGON/TRANSAMERICA SERIES FUND, INC.

RESULTS OF SHAREHOLDER PROXY (unaudited)

Section 270.30d-1 under the Investment Company Act of 1940, as amended, titled, "Reports to Stockholders of Management Companies," requires regulated investment companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, AEGON/Transamerica Series Fund, Inc. solicited a vote by the shareholders for:

At a special meeting of shareholders held on April 16, 2003, the results of the Proposal were as follows:

Janus Growth II

Proposal 1:Approval of an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of Janus Growth II (the "Acquired Fund") by Janus Growth (the "Acquiring Fund") solely in exchange for shares of Acquiring Fund, followed by the complete liquidation of Acquired Fund.

	For			Against		Abstain

	90.62%			3.04%		6.34%